UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2020

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
2.375% Notes due 2021	MDLZ21	The Nasdaq Stock Market LLC
1.000% Notes due 2022	MDLZ22	The Nasdaq Stock Market LLC
1.625% Notes due 2023	MDLZ23	The Nasdaq Stock Market LLC
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement

Following the issuance of notes on September 22, 2020 (as described below under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant”) by Mondelez International Holdings Netherlands B.V. (“MIHNBV”), a wholly-owned Dutch subsidiary of Mondelēz International, Inc. (the “Company”), on September 24, 2020, upon full prepayment of the $750 million in principal amount outstanding, MIHNBV terminated its $1.5 billion Term Loan Agreement, dated as of October 14, 2016, among MIHNBV, as borrower, the Company, as guarantor, the lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent, subject to survival of any provisions which by their terms survive termination.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 22, 2020, MIHNBV, a wholly-owned Dutch subsidiary of the Company, issued €500 million aggregate principal amount of its 0.000% Notes due 2026 (the “2026 Notes”) and €750 million aggregate principal amount of its 0.375% Notes due 2029 (the “2029 Notes” and together with the 2026 Notes, the “Notes”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes were issued pursuant to an Indenture, dated as of October 28, 2016 (the “Indenture”), by and between MIHNBV, as issuer, the Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee, as supplemented and modified in respect of the Notes by a third supplemental indenture, dated as of September 22, 2020 (the “Supplemental Indenture”).

The Notes will be fully and unconditionally guaranteed by the Company, on a senior unsecured basis. The Notes are not registered under the Securities Act, do not bear registration rights and are subject to restrictions on transferability and resale.

MIHNBV will pay interest on the 2026 Notes and 2029 Notes annually in arrears on September 22 of each year, beginning on September 22, 2021. The 2026 Notes will mature on September 22, 2026 and the 2029 Notes will mature on September 22, 2029.

The Indenture contains customary agreements and covenants consistent with those contained in the Company’s outstanding senior unsecured notes. These covenants limit MIHNBV’s and the Company’s ability, subject to certain exceptions, to (i) incur debt secured by liens above a certain threshold, (ii) engage in certain sale and leaseback transactions above a certain threshold and (iii) consolidate, merge, convey or transfer its assets substantially as an entirety. If the Company experiences both a change of control event and a rating downgrade of the applicable series of Notes below an investment grade rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services within a specified period, MIHNBV will be required to make an offer to purchase the Notes of that series at a price equal to 101% of their aggregate principal amount, plus accrued and unpaid interest to the date of repurchase.

Prior to June 22, 2026, MIHNBV may redeem the 2026 Notes in whole or in part, at its option, at the redemption price described in the offering memorandum, plus accrued and unpaid interest to, but not including, the date of redemption. On or after June 22, 2026, MIHNBV may redeem the 2026 Notes in whole or in part, at its option, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the date of redemption. Prior to June 22, 2029, MIHNBV may redeem the 2029 Notes in whole or in part, at its option, at the redemption price described in the offering memorandum, plus accrued and unpaid interest to, but not including, the date of redemption. On or after June 22, 2029, MIHNBV may redeem the 2029 Notes in whole or in part, at its option, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the date of redemption.

The Indenture and the Supplemental Indenture are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and the description of the material terms of the Indenture (as supplemented and modified by the Supplemental Indenture) is qualified in its entirety by reference to such exhibits, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

4.1	Indenture, dated as of October 28, 2016, by and among Mondelez International Holdings Netherlands B.V., as issuer, Mondelēz International, Inc., as guarantor, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 the Mondelēz International, Inc.’s Current Report on Form 8-K filed with the SEC on October 28, 2016).

4.2	Third Supplemental Indenture, dated as of September 22, 2020, by and among Mondelez International Holdings Netherlands B.V., as issuer, Mondelēz International, Inc., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.3	Specimen of 0.000% Notes due 2026 (included in Exhibit 4.2 hereto).

4.4	Specimen of 0.375% Notes due 2029 (included in Exhibit 4.2 hereto).

104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Ellen M. Smith
Name:	Ellen M. Smith
Title:	Senior Vice President and Chief Counsel, Chief Compliance Officer and Corporate Secretary

Date: September 24, 2020